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                                                                   EXHIBIT 10.75

                             FIRST AMENDMENT TO THE
                                 MIRANT SERVICES
                              EMPLOYEE SAVINGS PLAN
            (AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 2004)

     WHEREAS, Mirant Services, LLC (the "Company") heretofore adopted the Mirant Services Employee Savings Plan (the "Plan"), effective December 19, 2000, which Plan was subsequently amended, and amended and restated in its entirety, from time to time and was most recently amended and restated in its entirety effective as of January 1, 2004;

     WHEREAS, the Company desires to make various changes to the Plan; and

     WHEREAS, the Americas Benefits Committee (the "Committee") is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided such amendment does not involve a substantial increase in cost to the Company.

     NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as provided herein:

                                       I.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 2.24 OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "2.24 [Deleted]"

                                       II.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 2.49 OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "2.49 "Participant" shall mean (a) an Eligible Employee who has satisfied the requirements to participate in the Plan as provided in Article III and whose participation in the Plan at the time of reference has not been terminated as provided in the Plan, (b) an Employee or former Employee who has ceased to be a Participant under (a) above, but for whom an Account is maintained under the Plan, (c) an Eligible Employee who has made a Rollover Contribution to this Plan to the extent that the provisions of the Plan apply to such Rollover Contribution of the Eligible Employee, and (d) an Employee or former Employee on whose behalf Southern Stock was transferred to the Plan pursuant to Article XIX of the Plan, for as long as an Account is maintained on his behalf under the Plan."

                                      III.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 2.65 OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "2.65 [Deleted]"

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                                       IV.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 2.27(B)(3) OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

                     "(3)    an Employee who was formerly covered under a
          collective bargaining agreement who elects, on a form provided by the Committee for such purpose, not to participate in the profit sharing arrangement under the Plan after becoming eligible to participate in this Plan."

                                       V.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 3.1 OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "3.1 ELIGIBILITY REQUIREMENTS. Each individual who was a Participant on January 1, 2004 will continue to participate in the Plan. Each individual who is or becomes an Eligible Employee on January 1, 2004 shall become a Participant on January 1, 2004. Each other Eligible Employee shall become a Participant as of the first Enrollment Date coincident with or first following the date he becomes an Eligible Employee. An Eligible Employee shall make an election to participate by authorizing deductions from or reduction of his Compensation as contributions to the Plan in accordance with Article IV, and directing the investment of such contributions in accordance with Article VIII. Such Compensation deduction and/or reduction authorization and investment direction shall be made in accordance with the procedures established from time to time by the Committee."

                                       VI.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 3.3 OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "3.3 CHANGE IN ELIGIBILITY. In the event that an Employee's status changes such that he is no longer eligible to participate under the Mirant Services Bargaining Unit Employee Savings Plan, but instead becomes an Eligible Employee under this Plan (i) his pre-tax, after-tax, matching and/or rollover contribution subaccounts under such plan shall be transferred to the corresponding Elective Employer Contribution, Voluntary Participant Contribution, Employer Matching Contribution and/or Rollover Contribution subaccounts in his Account under this Plan, provided that any such matching contributions transferred to this Plan shall be one percent (100%) vested at all times and (ii) if and when he becomes fully vested in his discretionary matching contribution subaccount under that plan, such discretionary matching contribution subaccount shall be transferred to his Discretionary Profit Sharing Contribution subaccount in this Plan. All amounts transferred to this Plan in accordance with this Section 3.3, including the outstanding balance of any loans, shall be subject to all of the other provisions of this Plan. Any outstanding loan transferred with such accounts shall be considered a loan from this Plan pursuant to Section 11.7 hereof. Finally, no such transfer shall eliminate an optional form of benefit in violation of Code Section 411(d)(6)."

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                                      VII.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 5.4 OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "5.4 FIXED PROFIT SHARING CONTRIBUTION. The Employing Companies shall make Fixed Profit Sharing Contributions to the Accounts of the Eligible Participants for each calendar quarter equal to three percent (3%) of the Eligible Participants' Profit Sharing Compensation (as defined below) during such calendar quarter. The Fixed Profit Sharing Contribution shall be made without regard to the current or accumulated net profits of the Employing Company. For this purpose, the term "Profit Sharing Compensation" shall mean a Participant's Compensation as defined in Section 2.17 of the Plan plus (i) any shift pay or Sunday premium paid to him during the applicable period and (ii) any short-term incentive pay awarded to him under the Mirant Corporation Omnibus Incentive Compensation Plan during the applicable period, to the extent such payments do not exceed 150% of the Participant's Compensation as defined in Section 2.17 of the Plan. The Fixed Profit Sharing Contribution shall be allocated among the Accounts of the Eligible Participants in proportion to the ratio that the Profit Sharing Compensation of an Eligible Participant during the calendar quarter for which such Fixed Profit Sharing Contribution relates to the Profit Sharing Compensation of all Eligible Participants during such calendar quarter. Fixed Profit Sharing Contributions shall be paid to the Trustee as soon as practicable after the expiration of each calendar quarter for which such Fixed Profit Sharing Contribution relates, but in any event not later than the time prescribed by law for filing the federal income tax return of the Employing Company, including extensions, for the taxable year of the payroll period in question."

                                      VIII.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 5.5 OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "5.5 DISCRETIONARY PROFIT SHARING CONTRIBUTION. In addition to the Fixed Profit Sharing Contribution, each Employing Company may, in its sole and absolute discretion, make an annual Discretionary Profit Sharing Contribution to the Accounts of its Eligible Participants who are Eligible Employees as of the last day of the Plan Year for which such Discretionary Profit Sharing Contribution relates. The Discretionary Profit Sharing Contribution may be made in a whole dollar amount or as a percentage of the Profit Sharing Compensation of each Eligible Participant eligible to receive an allocation of such Discretionary Profit Sharing Contribution under this Section 5.5, and may be made without regard to the current or accumulated net profits of the Employer. For this purpose, the term "Profit Sharing Compensation" shall have the meaning set forth in Section 5.4 of the Plan. The Discretionary Profit Sharing (if any) for a Plan Year will be allocated to the Account of each Eligible Participant in the ratio that the Profit Sharing Compensation of each Eligible Participant for the Plan Year bears to the total Profit Sharing Compensation of all Eligible Participants for the Plan Year. Discretionary Profit Sharing Contributions shall be paid to the Trustee no later than the time prescribed by law for filing the federal income tax return of the Employing Company, including extensions, for the taxable year ending within the Plan Year for the Discretionary Profit Sharing Contribution in question.

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                                       IX.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 8.8 OF THE PLAN IS DELETED IN ITS ENTIRETY FROM THE PLAN.

                                       X.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 11.1(B) OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

          "(b)    For purposes of this Section 11.1, any individual who becomes a Participant solely because Southern Stock was transferred to the Plan on his behalf pursuant to Article XIX of the Plan shall be treated as participating in the Plan as of the date such Southern Stock was transferred to the Plan."

                                       XI.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 12.1(A) OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

          "(a)    If a Participant's employment with the Affiliated Employers is terminated as a result of his retirement on or after his Normal Retirement Date, in addition to the withdrawal options under Section 11.1, the entire balance credited to his Account shall be payable to him in a single lump sum distribution at such time requested by the Participant pursuant to
     Section 12.6 and in accordance with the procedures established by the Committee. The distribution shall commence as soon as practicable after the Valuation Date selected by the Participant."

                                      XII.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 18.6 OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "18.6 SUNSET OF TRANSFERRED PEPCO STOCK. Any Investment Fund containing common stock of Pepco that was transferred to the Plan pursuant to the provisions of Section 8.7 of the Plan shall be eliminated as an Investment Fund under the Plan as of March 31, 2006, and any Pepco common stock that remains in such Investment Fund on such date shall be reinvested as determined by the Investment Review Committee."

                                      XIII.

     EFFECTIVE AS OF JANUARY 1, 2004, ARTICLE XIX OF THE PLAN IS MODIFIED BY THE ADDITION OF A NEW SECTION 19.7 TO READ AS FOLLOWS:

     "19.7 SUNSET OF TRANSFERRED SOUTHERN STOCK. Any Investment Fund containing Southern Stock that was transferred to the Plan pursuant to the provisions of
Section 8.7 of the Plan shall be eliminated as an Investment Fund under the Plan as of March 31, 2006, and any Southern

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Stock that remains in such Investment Fund on such date shall be reinvested as determined by the Investment Review Committee."

                                      XIV.

     EFFECTIVE AS OF JANUARY 1, 2004, THE SECOND PARAGRAPH OF SECTION 20.4 OF THE PLAN IS DELETED IN ITS ENTIRETY FROM THE PLAN AND ARTICLE XX OF THE PLAN IS MODIFIED BY THE ADDITION OF A NEW SECTION 20.7 TO READ AS FOLLOWS:

     "20.7 SUNSET OF TRANSFERRED BP AMOCO STOCK. Any Investment Fund containing common stock of BP Amoco that was transferred to the Plan pursuant to the provisions of Section 8.7 of the Plan shall be eliminated as an Investment Fund under the Plan as of March 31, 2006, and any BP Amoco common stock that remains in such Investment Fund on such date shall be reinvested as determined by the Investment Review Committee."

                                       XV.

     EXCEPT AS AMENDED HEREIN BY THIS FIRST AMENDMENT, THE PLAN SHALL REMAIN IN FULL FORCE AND EFFECT AS AMENDED AND RESTATED BY THE COMPANY PRIOR TO THE ADOPTION OF THIS FIRST AMENDMENT.

     IN WITNESS WHEREOF, the Committee, through a duly authorized officer of the Company, has adopted this First Amendment to the Plan on this 24th day of March, 2004, to be effective as of January 1, 2004.


                                        MIRANT SERVICES, LLC


                                        By:     Dianne Davenport

                                        Title:  VP, Human Resources

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